Exhibit 99.3

Keefe, Bruyette & Woods Community Bank Investor Conference July 30, 2013

 SCBT has filed a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities. SCBT and First Financial have prepared a proxy statement and other relevant documents concerning the proposed transaction for its shareholders. Both SCBT and First Financial shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because these will contain important information. You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation and First Financial Holdings, Inc., at the SEC’s internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, P. O. Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or First Financial Holdings, Inc., 2440 Mall Drive, Charleston, SC 29406, Attention: Blaise B. Bettendorf, Chief Financial Officer. SCBT Financial Corporation, First Financial Holdings, Inc., and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCBT and First Financial in connection with the merger. Information about the directors and executive officers of First Financial and their respective ownership of FFCH common stock is set forth in First Financial’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at First Financial’s address above. Information about the directors and executive officers of SCBT Financial Corporation and their ownership of SCBT stock is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from SCBT at the address set forth above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. 2 FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between the Company and First Financial Holdings, Inc. (“First Financial”); (2) the outcome of any legal proceedings that may be instituted against the Company or First Financial; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk resulting in deterioration in the credit markets; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”), The Savannah Bancorp, Inc. (“Savannah”), and First Financial, within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Savannah and First Financial, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company Common Stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company Common Stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company; and (21) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

Habersham Bank SCBT Financial Corporation Highlights

4 Financial data combined as of 6/30/2013. Does not include impact of purchase accounting adjustments FIRST FINANCIAL HOLDINGS, INC. Largest Publicly Traded Bank Holding Company Headquartered in SC Serving the banking needs of customers within the Carolinas for 80 years and Georgia for 113 years Ticker: SCBT Branches: 146 FTE’s 2,275 Assets: $8.2 Billion Loans: $5.9 Billion Deposits: $6.7 Billion Core Deposits $4.9 Billion 7/26/2013 GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

MARKET PERFORMANCE See endnotes (1) Price Performance since 12/31/08 5 Pricing data as of 7/12/13 75.0% 58.7% 14.7% (32.9%) (56.5%)

2ND QUARTER 2013 HIGHLIGHTS Net Income of $12.5 Million or $0.74 per diluted share Operating income of $13.1 Million or $0.77 per diluted share Asset Quality Continues to Improve NPAs down $7.7 Million Loans & Deposits $61 Million in legacy loan growth primarily in the I-85 corridor from Charlotte to NE Georgia, as well as Savannah, Georgia market and in Charleston, South Carolina markets Net Interest Margin increased to 5.01% 6

OPERATING EFFICIENCY RATIO - QTD 7 See endnotes (10)

CONSISTENT LONG-TERM EARNINGS POWER In Millions

DIVIDENDS 9 See endnotes (11)

CREDIT QUALITY (NON-ACQUIRED) 10 See endnotes (7)

CAPITAL 11 See endnotes (7)

Habersham Bank First Financial Holdings, Inc. Highlights

FFCH 2nd QUARTER HIGHLIGHTS 13 Net Income to common shareholders of $6.9 Million or $0.42 per diluted share Core Operating Income22 of $7.9 Million or $0.48 per diluted share Asset Quality Improvement NPA’s down $5.5 Loan and Deposits Loan decline of $60.3 Million Core deposits flat Time deposits declined $62.8 Million Net Interest Income 4.37% See endnotes (22)

PROFITIBILITY 14 Core Earnings EPS See endnotes (22) 22

NET INTEREST MARGIN 15 Net Interest Margin Average Earning Assets

February 20, 2013 Largest SC Bank Merger SCBT Financial Corporation and First Financial Holdings, Inc.

MERGER WITH FFCH 17 SCBT (81 branches) FFCH (65 branches) 7/26/2013 Branches: 146 FTE’s 2,275 Assets: $8.2 Billion Loans: $5.9 Billion Deposits: $6.7 Billion Core Deposits $4.9 Billion Financial data combined as of 6/30/2013. Does not include impact of purchase accounting adjustments GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

18 PARTNERSHIP RATIONALE A natural partnership between two culturally similar South Carolina community banks Significant franchise accretion Forms continuous coastal presence from Savannah, GA to Wilmington, NC Enhances market share in all combined markets Strategic Value Financially Attractive Low Risk Profile Partnership epitomizes highly selective M&A criteria Double digit EPS accretion (excluding one-time merger costs) Expected to be accretive to tangible book value in 3 to 3.5 years Similar markets for 80 years Comprehensive due diligence process and thorough review of loan portfolio Cohesive culture with familiar customer base Strong pro forma capital ratios SOUNDNESS PROFITABILITY GROWTH

 TBV accretive ~ 3 to 3.5 years Double digit EPS accretive (excluding one-time merger costs) for the first full year Assumes preferred equity remains outstanding through 2014 Closed on July 26th, 2013 Cost savings ~ 30% by end of 2014 No revenue synergies assumed One-time merger related expenses ~ $24 to 30 million (after-tax) System Conversion by the end of July 2014 MERGER FINANCIAL IMPACT 19

Data as of 6/30/12 FDIC Summary of Deposits Excludes non-retail branches SOUTH CAROLINA #5 MARKET SHARE 20 Deposit Market Share in South Carolina Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $12,189 18.09% 146 2 Bank of America Corp. 9,114 13.53 102 3 BB&T Corp. 6,939 10.30 116 4 First Citizens Bancorp. Inc. 6,214 9.22 169 Pro Forma 5,132 7.61 112 5 Toronto-Dominion Bank 3,489 5.18 81 6 Synovus Financial Corp. 2,743 4.07 42 7 SCBT Financial Corp. 2,643 3.92 53 8 First Financial Holdings Inc. 2,489 3.69 59 9 SunTrust Banks Inc. 1,987 2.95 61 10 Palmetto Bancshares Inc. 1,023 1.52 29

MSA SCBT Rank FFCH Rank Pro Forma Hilton Head 2 7 1 Georgetown 8 3 1 Charleston 10 2 2 Florence 10 7 5 Greenville 8 14 5 Myrtle Beach 19 6 6 FRANCHISES THAT COMPLEMENT EACH OTHER 21 Market Share Mortgage Banking - Pro Forma Mortgage Market Share #4 in South Carolina Wealth Management - Assets Under Management /Care $3.35 Billion Our Teams Our Facilities

Strength in Numbers: Combined Assets Under Management and Care of $3.3 Billion Combined revenues of approximately $15.8 Million Nationally top-ranking among trust and fiduciary services institutions Competitive platform of fully integrated Wealth Management solutions: Full Service Broker-Dealer Registered Investment Advisory Firm WEALTH MANAGEMENT STRATEGIES 22 Wealth Management Corporate Retirement Planning Services Trust and Asset Management Services

Pro Forma Mortgage Market Share #4 in SC SCBT #5 / First Financial #8 (6) Platform of integrated Mortgage Banking products: Retail Mortgage: 70 originators covering 12 regional markets Retail Mortgage: ~ $1.3 billion in annual production Wholesale Mortgage: $500 million in annual production Portfolio Servicing: $2.9 billion in mortgages Sell Direct: Ability to deal directly with FNMA & FHLMC MORTGAGE BANKING STRATEGIES 23 See endnotes (6)

OUR COMPANY FOOTPRINT 24 GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 2440 Mall Drive Charleston, South Carolina 29406 843-529-5933 www.firstfinancialholdings.com 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com R. Wayne Hall Chief Executive Officer 25

ENDNOTES

1. Source: SNL Financial. Pricing data as of 7/12/13 KRX is a composition of 50 regionally diversified mid and small-cap banking institutions in the U.S and is calculated using and equal-weighted method . Carolina Peers include all major exchange traded banks and thrifts in North Carolina and South Carolina with assets between $500 million and $10.0 billion; excludes merger targets Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion. Total return includes distribution of dividends
2. Source: SNL Financial. Pro forma figures exclude purchase accounting adjustments
3. Excludes purchase accounting adjustments
4. Source: SNL Financial, Condé Nast, 2012 Statistical Abstract of the US, Fast Company, City of Charleston, Charleston Magazine
5. Source: SNL Financial, Forbes, North Carolina State Ports Authority, Wilmington Business Development
6. Source: SNL Mortgage Market Share as of 2011
7. Source: SNL Financial and Company filings. Data as of 12/31/12. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina's includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.
8. Per share data reflect a five percent stock dividend distributed on January 1, 2005 and on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back. For 2009, the dividend paid on the preferred stock is added back.
9. Excludes Merger & OREO / Loan-related expenses
10. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss) Operating efficiency ratio (exc'l) = same as above except exc'l merger cost & OREO related cost from NIE
11. Dividend paid for 149 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually, 2nd Quarter 2013 includes dividends declared on 7/25/2013, record date of 8/16/2013, payable on 8/23/2013.
12. Acquired loans are net of purchase accounting adjustments.
13. Core deposits increased $419 million since Dec-12; Legacy SCBT +$140 million / Acquired + $279 million. 1Q2013 # Transaction account growth for Legacy SCBT 5.84% annualized. Total YTD $ Balance growth for core SCBT Legacy 8.3% annualized . *Core Deposits exclude all certificates of deposits.
14. Excludes Merger Expenses
15. Note: Net charge-offs excludes the impact of loan participations and a BHC loan.
16. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, BHC stocks, or investment in unconsolidated subsidiaries.
17. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SCBT.
18. Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Cherokee, Clarke, Habersham, Hall, Jackson, Rabun, Stephens, White.
19. Source: SNL Financial, Demographic Data as of 12/31/2012, Unemployment data for SC and US as of 6/30,2013, Savannah, Charlotte as of 5/31/2013, and NE GA unemployment data as of 2/28/2013.
20. Source: Rates from S.C. Realtors MLS Stats.
21. Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL. Criticized Loans – Special Mention. Classified Assets (Classified loans & OREO). Excludes all acquired assets.
22. Excludes the following pre-tax amounts and DTA: in June 2012 gain on acquisition of $14.6 million, gain on sale of securities of $3.5 million, OTTI loss of $145 thousand and FHLB prepayment penalty of $8.5 million; in September 2012 gain on sale of securities of $334 thousand and OTTI loss of $145 thousand; in December 2012 loss on acquisition of $661 thousand, OTTI loss of $144 thousand and state NOL DTA write-up of $931 thousand; in March 2013 OTTI loss of $268 thousand; and in June 2013 OTTI loss of $176 thousand and gain on sale of securities of $107 thousand.
23. Net interest margin, adjusted for the quarters ended September 30 and December 31, 2012, and June 30 and March 31, 2013, excludes the effect of $472 thousand, $4.0 million, $3.8 million and $3.6 million, respectively, for incremental accretion on Cape Fear Bank and Plantation Federal Bank loans.

SCBT FINANCIAL CORPORATION® 26 FIRST FINANCIAL HOLDINGS, INC.